APAC Announces Stock Repurchase Program; Chairman Cancels 10b5-1 Plan

Bannockburn, IL, August 18, 2010, APAC Customer Services, Inc. (NASDAQ: APAC), a leader in global outsourced services and solutions, announced that its Board of Directors has authorized the repurchase of up to an aggregate of five million shares of its common stock.

“Based on current market prices, we believe that the repurchase program is in the best interests of our shareholders,” said Ted Schwartz, the company’s Chairman of the Board.

The repurchases will be made from time to time on the open market at prevailing market prices or in negotiated transactions off the market. The repurchase program is expected to continue over the next 12 months unless extended or shortened by the Board of Directors.

The company will use cash on hand to fund any purchases. The company is not obligated to acquire any particular amount of common stock as a result of the plan, which may be suspended at any time at the company’s discretion.

Chairman Cancels 10b5-1 Pre-Arranged Sales Plan

Mr. Schwartz has informed the company that he has canceled his pre-arranged trading plan under SEC Rule 10b5-1 of the Securities Exchange Act of 1934 which was previously announced on February 18, 2010. Under this plan Mr. Schwartz could have sold up to three million shares of APAC stock through December 31, 2012. No shares were sold under the plan.

About APAC Customer Services, Inc.

APAC Customer Services, Inc. (NASDAQ: APAC) is a leading provider of customer care services and solutions to market leaders in healthcare, business services, communications, media & publishing, travel & entertainment and financial services industries. APAC partners with its clients to deliver custom solutions that enhance bottom line performance. For more information, call 1-800-OUTSOURCE. APAC’s comprehensive web site is http://www.apaccustomerservices.com.

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations, estimates and projections of future events and financial performance and the assumptions on which these expressed expectations, estimates and projections are based. Statements that are not historical facts, including statements about the beliefs and expectations of the company and its management are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks and uncertainties and other factors that can cause actual events and results to differ materially from historical results and those projected. Such statements are based upon the current beliefs and expectations of the company’s management. The company intends its forward-looking statements to speak only as of the date on which they were made. The company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.

The following factors, among others, could cause the company’s actual results to differ from historic results or those expressed or implied in the forward-looking statements: its revenue is generated from a limited number of clients and the loss of one or more significant clients or reduction in demand for services could have a material adverse effect on the company; the performance of its clients and general economic conditions; its financial results depend on the ability to effectively manage production capacity and workforce, the terms of its client contracts; its ability to sustain profitability; its availability of cash flows from operations and compliance with debt covenants and funding requirements under the company’s credit facility; its ability to conduct business internationally, including managing foreign currency exchange risks; its principal shareholder can exercise significant control over the company; and its ability to attract and retain qualified employees.

Other reasons that may cause actual results to differ from historic results or those expressed or implied in the forward-looking statements can be found in the company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2010 and its subsequent filings on Form 10-Q for the fiscal quarters ended April 4, 2010 and July 4, 2010. Our filings are available under the investor relations section of our website at http://www.apaccustomerservices.com and on a website maintained by the SEC at http://www.sec.gov.

Company Contact:

APAC Customer Services
Andrew Szafran
Senior Vice President & CFO
847.374.1949
abszafran@apacmail.com